[LOGO] METLIFE(R)                    PREFERENCE PREMIER(SM) REQUIRED INFORMATION

SECTION I - OPTIONAL AUTOMATED INVESTMENT STRATEGY
------------------------------------------------------------------------------------------------------------------------------------

IF SELECTING, CHOOSE ONLY ONE:
[_] REBALANCER(R)        [_] Monthly         [_]  Quarterly      [_] Semiannually    [_] Annually
                         Quarterly rebalancing is automatic if LWG or GMIB Plus Riders are elected AND Allocation Table B in
                         Section III is utilized.

[_] INDEX SELECTOR (SM)  [_] Conservative    [_] Conservative to Moderate     [_] Moderate   [_] Moderate to Aggressive*
    (Select one model)   [_] Aggressive*
                         * Not allowed if LWG or GMIB Plus Riders are elected.

SECTION II - OPTIONAL DOLLAR COST AVERAGING (DCA) / ENHANCED DOLLAR COST AVERAGING (EDCA) PROGRAM
------------------------------------------------------------------------------------------------------------------------------------

IF SELECTING, CHOOSE ONLY ONE:
[_] EQUITY GENERATOR(SM) __________%
[_] ALLOCATOR(SM)        __________%  Amount to Transfer from Fixed Account $____________
                                      Transfer Time: [_] As long as there is money in the Fixed Account
                                                     [_] Specific number of months:___________ (e.g. 12, 24 etc.)

                         . Equity Generator(SM) and Allocator(SM) are not available with C Class or with any Living Benefit Rider.
                         . If choosing a DCA Program, your target allocations will match the Purchase Payment Allocation/DCA
                           Target Allocation Instructions in Section III, excluding the Fixed Account.

[_] EDCA PROGRAM: (CHOOSE ONE ONLY)     [_]  6-Month __________%     [_] 12-Month__________%

                         EDCA Program Limitations:
                         . $10,000 Minimum                                      . Not available with B Plus Class or C Class
                         . If LWG or GMIB Plus Riders are elected and           . If choosing an EDCA Program, your target
                           Allocation Table B in Section III below is             allocations will match the Purchase Payment
                           utilized AND an EDCA program is elected, 100%          Allocation/EDCA Target Allocation Instructions
                           of funds will be allocated to the selected EDCA        in Section III, excluding the Fixed Account.
                           program.

SECTION III - PURCHASE PAYMENT ALLOCATION
--------------------------------------------------------------------------------
..    Use Allocation Table A when LWG, GMIB Plus are elected and you are choosing from the listed funds.
..    Use Allocation Table B when LWG, GMIB Plus are elected and you are customizing your own asset allocation.
..    Use Allocation Table C when NOT electing LWG, GMIB Plus Riders.

ALLOCATION TABLE A: CHOOSE FROM THE FOLLOWING FUNDING OPTIONS.
Total MUST Equal 100%

                                                                      PURCHASE PAYMENT ALLOCATION AND/OR
                                                                   EDCA/DCA TARGET ALLOCATION INSTRUCTIONS
----------------------------------------------------------------------------------------------------------
[BlackRock Money Market                                                                                  %
----------------------------------------------------------------------------------------------------------
SSgA Growth and Income ETF]                                                                              %
----------------------------------------------------------------------------------------------------------
CHOOSE ONE ONLY:                                                                                       N/A
----------------------------------------------------------------------------------------------------------
[MetLife Conservative Allocation                                                                         %
----------------------------------------------------------------------------------------------------------
MetLife Conservative to Moderate Allocation                                                              %
----------------------------------------------------------------------------------------------------------
MetLife Moderate Allocation]                                                                             %
----------------------------------------------------------------------------------------------------------
CHOOSE ONE ONLY:                                                                                       N/A
----------------------------------------------------------------------------------------------------------
[American Funds Moderate Allocation                                                                      %
----------------------------------------------------------------------------------------------------------
American Funds Balanced Allocation]                                                                      %
----------------------------------------------------------------------------------------------------------
                                            TOTAL MUST EQUAL 100%                                        %
----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MPP-ADMIN-5-10-NY                     Page 1                   MPP-NY (05/10) eF

ALLOCATION TABLE B: CUSTOMIZE YOUR OWN ASSET ALLOCATION BY CHOOSING FROM THE FOLLOWING FUNDING OPTIONS:

                                                                       -------------------------------------------------------------
[GRAPHIC] Funds will be automatically rebalanced on a quarterly basis     Purchase Payment Allocation and/or          SUBTOTAL
PLATFORM 1 - MUST BE AT LEAST [30%]                                    EDCA/DCA Target Allocation Instructions    Range:[30% - 100%]
------------------------------------------------------------------------------------------------------------------------------------
[BlackRock Money Market                                                                                      %
--------------------------------------------------------------------------------------------------------------
American Funds Bond Fund                                                                                     %
--------------------------------------------------------------------------------------------------------------
Barclays Capital Aggregate Bond Index                                                                        %
--------------------------------------------------------------------------------------------------------------
BlackRock Bond Income                                                                                        %
--------------------------------------------------------------------------------------------------------------
PIMCO Inflation Protected Bond                                                                               %
--------------------------------------------------------------------------------------------------------------
PIMCO Total Return                                                                                           %
--------------------------------------------------------------------------------------------------------------
Western Asset Management U.S Government]                                                                     %
------------------------------------------------------------------------------------------------------------------------------------
                                                                             SUBTOTAL - MUST BE AT LEAST [30%]                     %
                                                                       -------------------------------------------------------------

PLATFORM 2 - MAY NOT EXCEED [70%]

------------------------------------------------------------------------------------------------------------------------------------
                                         Purchase Payment                                    Purchase Payment
                                         Allocation and/or                                   Allocation and/or
                                             EDCA/DCA                                            EDCA/DCA
                                         Target Allocation                                   Target Allocation        SUBTOTAL
                                           Instructions                                        Instructions        Range:[0% - 70%]
------------------------------------------------------------------------------------------------------------------------------------
[Pioneer Strategic Income                                %  Met/Franklin Mutual Shares                       %
--------------------------------------------------------------------------------------------------------------
Lord Abbett Bond Debenture                               %  MetLife Stock Index                              %
--------------------------------------------------------------------------------------------------------------
American Funds Growth Fund                               %  MFS(R) Total Return                              %
--------------------------------------------------------------------------------------------------------------
American Funds Growth-Income Fund                        %  MFS(R) Value                                     %
--------------------------------------------------------------------------------------------------------------
BlackRock Large Cap Core                                 %  Oppenheimer Capital Appreciation                 %
--------------------------------------------------------------------------------------------------------------
BlackRock Large Cap Value                                %  Artio International Stock                        %
--------------------------------------------------------------------------------------------------------------
BlackRock Legacy Large Cap Growth                        %  Harris Oakmark International                     %
--------------------------------------------------------------------------------------------------------------
Davis Venture Value                                      %  Loomis Sayles Global Markets                     %
--------------------------------------------------------------------------------------------------------------
Janus Forty                                              %  Met/Templeton Growth                             %
--------------------------------------------------------------------------------------------------------------
Jennison Growth                                          %  MFS(R) Research International                    %
--------------------------------------------------------------------------------------------------------------
Legg Mason ClearBridge Aggressive Growth                 %  Morgan Stanley EAFE(R) Index                     %
------------------------------------------------------------------------------------------------------------------------------------
Legg Mason Value Equity                                  %  Oppenheimer Global Equity]                       %
------------------------------------------------------------------------------------------------------------------------------------
Met/Franklin Income                                      %                      SUBTOTAL - MAY NOT EXCEED [70%]                    %
------------------------------------------------------------------------------------------------------------------------------------

PLATFORM 3 - MAY NOT EXCEED [15%]

------------------------------------------------------------------------------------------------------------------------------------
                                                                          Purchase Payment Allocation and/or          SUBTOTAL
                                                                       EDCA/DCA Target Allocation Instructions     Range: [0 - 15%]
------------------------------------------------------------------------------------------------------------------------------------
[BlackRock Aggressive Growth                                                                                 %
--------------------------------------------------------------------------------------------------------------
Lazard Mid Cap                                                                                               %
--------------------------------------------------------------------------------------------------------------
Met/Artisan Mid Cap Value                                                                                    %
--------------------------------------------------------------------------------------------------------------
MetLife Mid Cap Stock Index                                                                                  %
--------------------------------------------------------------------------------------------------------------
Morgan Stanley Mid Cap Growth                                                                                %
--------------------------------------------------------------------------------------------------------------
Neuberger Berman Mid Cap Value                                                                               %
--------------------------------------------------------------------------------------------------------------
T. Rowe Price Mid Cap Growth]                                                                                %
------------------------------------------------------------------------------------------------------------------------------------
                                                                               SUBTOTAL - MAY NOT EXCEED [15%]                     %
                                                                       -------------------------------------------------------------

PLATFORM 4 - MAY NOT EXCEED [15%]

------------------------------------------------------------------------------------------------------------------------------------
                                                                          Purchase Payment Allocation and/or          SUBTOTAL
                                                                       EDCA/DCA Target Allocation Instructions     Range: [0 - 15%]
------------------------------------------------------------------------------------------------------------------------------------
[American Funds Global Small Capitalization Fund                                                             %
--------------------------------------------------------------------------------------------------------------
Dreman Small Cap Value                                                                                       %
--------------------------------------------------------------------------------------------------------------
Invesco Small Cap Growth                                                                                     %
--------------------------------------------------------------------------------------------------------------
Loomis Sayles Small Cap Core                                                                                 %
--------------------------------------------------------------------------------------------------------------
Met/Dimensional International Small Company                                                                  %
--------------------------------------------------------------------------------------------------------------
Neuberger Berman Genesis                                                                                     %
--------------------------------------------------------------------------------------------------------------
Russell 2000(R) Index                                                                                        %
--------------------------------------------------------------------------------------------------------------
T. Rowe Price Small Cap Growth                                                                               %
--------------------------------------------------------------------------------------------------------------
Clarion Global Real Estate                                                                                   %
--------------------------------------------------------------------------------------------------------------
Met/Eaton Vance Floating Rate                                                                                %
--------------------------------------------------------------------------------------------------------------
Met/Templeton International Bond                                                                             %
--------------------------------------------------------------------------------------------------------------
MFS(R) Emerging Markets Equity                                                                               %
--------------------------------------------------------------------------------------------------------------
RCM Technology                                                                                               %
--------------------------------------------------------------------------------------------------------------
Van Eck Global Natural Resources]                                                                            %
--------------------------------------------------------------------------------------------------------------
                                                                                SUBTOTAL - MAY NOT EXCEED [15%]                    %
------------------------------------------------------------------------------------------------------------------------------------
                                                                      TOTAL OF ALL PLATFORMS - MUST EQUAL 100%                     %
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MPP-ADMIN-5-10-NY                     Page 2                   MPP-NY (05/10) eF

ALLOCATION TABLE C: CHOOSE FROM THE FOLLOWING FUNDING OPTIONS:

-------------------------------------------------------------------------------------------------------------------------------
                                                Purchase                                                            Purchase
                                                Payment                                                             Payment
                                               Allocation                                                          Allocation
                                              and/or EDCA/                                                        and/or EDCA/
                                                  DCA                                                                 DCA
                                                 Target                                                              Target
                                               Allocation                                                          Allocation
                                              Instructions                                                        Instructions
-------------------------------------------------------------------------------------------------------------------------------
Fixed Account (N/A with C Class or with                       Lazard Mid Cap                                                  %
any Living Benefit Rider)                                  %  -----------------------------------------------------------------
                                                              Met/Artisan Mid Cap Value                                       %
-------------------------------------------------------------------------------------------------------------------------------
[BlackRock Money Market (Only available with                  MetLife Mid Cap Stock Index                                     %
C Class, or with any Living Benefit Rider)                 %  -----------------------------------------------------------------
                                                              Morgan Stanley Mid Cap Growth                                   %
-------------------------------------------------------------------------------------------------------------------------------
American Funds Bond Fund                                   %  Neuberger Berman Mid Cap Value                                  %
-------------------------------------------------------------------------------------------------------------------------------
Barclays Capital Aggregate Bond Index                      %  T. Rowe Price Mid Cap Growth                                    %
-------------------------------------------------------------------------------------------------------------------------------
BlackRock Bond Income                                      %  American Funds Global Small Capitalization Fund                 %
-------------------------------------------------------------------------------------------------------------------------------
PIMCO Inflation Protected Bond                             %  Dreman Small Cap Value                                          %
-------------------------------------------------------------------------------------------------------------------------------
PIMCO Total Return                                         %  Invesco Small Cap Growth                                        %
-------------------------------------------------------------------------------------------------------------------------------
Western Asset Management U.S. Government                   %  Loomis Sayles Small Cap Core                                    %
-------------------------------------------------------------------------------------------------------------------------------
Pioneer Strategic Income                                   %  Met/Dimensional International Small Company                     %
-------------------------------------------------------------------------------------------------------------------------------
Lord Abbett Bond Debenture                                 %  Neuberger Berman Genesis                                        %
-------------------------------------------------------------------------------------------------------------------------------
American Funds Growth Fund                                 %  Russell 2000(R) Index                                           %
-------------------------------------------------------------------------------------------------------------------------------
American Funds Growth-Income Fund                          %  T. Rowe Price Small Cap Growth                                  %
-------------------------------------------------------------------------------------------------------------------------------
BlackRock Large Cap Core                                   %  Clarion Global Real Estate                                      %
-------------------------------------------------------------------------------------------------------------------------------
BlackRock Large Cap Value                                  %  Met/Eaton Vance Floating Rate                                   %
-------------------------------------------------------------------------------------------------------------------------------
BlackRock Legacy Large Cap Growth                          %  MFS(R) Emerging Markets Equity                                  %
-------------------------------------------------------------------------------------------------------------------------------
Davis Venture Value                                        %  RCM Technology]                                                 %
-------------------------------------------------------------------------------------------------------------------------------
Janus Forty                                                %  PORTFOLIOS THAT INVEST IN EXCHANGED TRADED
-----------------------------------------------------------   FUNDS (ETF)                                                   N/A
Jennison Growth                                            %
-------------------------------------------------------------------------------------------------------------------------------
Legg Mason ClearBridge Aggressive Growth                   %  [SSgA Growth and Income ETF                                     %
-------------------------------------------------------------------------------------------------------------------------------
Legg Mason Value Equity                                    %  SSgA Growth ETF]                                                %
-------------------------------------------------------------------------------------------------------------------------------
Met/Franklin Income                                        %  MSF ASSET ALLOCATION PORTFOLIOS - CHOOSE ONE
-----------------------------------------------------------   ONLY                                                          N/A
Met/Franklin Mutual Shares                                 %
-------------------------------------------------------------------------------------------------------------------------------
MetLife Stock Index                                        %  [MetLife Conservative Allocation                                %
-------------------------------------------------------------------------------------------------------------------------------
MFS(R) Total Return                                        %  MetLife Conservative to Moderate Allocation                     %
-------------------------------------------------------------------------------------------------------------------------------
MFS(R) Value                                               %  MetLife Moderate Allocation                                     %
-------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Capital Appreciation                           %  MetLife Moderate to Aggressive Allocation                       %
-------------------------------------------------------------------------------------------------------------------------------
Artio International Stock                                  %  MetLife Aggressive Allocation]                                  %
-------------------------------------------------------------------------------------------------------------------------------
Harris Oakmark International                               %  MIST ASSET ALLOCATION PORTFOLIOS - CHOOSE ONE
-----------------------------------------------------------   ONLY                                                          N/A
Loomis Sayles Global Markets                               %
-------------------------------------------------------------------------------------------------------------------------------
Met/Templeton Growth                                       %  [American Funds Moderate Allocation                             %
-------------------------------------------------------------------------------------------------------------------------------
MFS(R) Research International                              %  American Funds Balanced Allocation                              %
-------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley EAFE(R) Index                               %  American Funds Growth Allocation]                               %
-------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Global Equity                                  %  MIST FUND OF FUNDS                                            N/A
-------------------------------------------------------------------------------------------------------------------------------
BlackRock Aggressive Growth                                %  [Met/Franklin Templeton Founding Strategy]                      %
-------------------------------------------------------------------------------------------------------------------------------
                                                                                     BOTH TOTALS MUST EQUAL 100%              %
-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MPP-ADMIN-5-10-NY                     Page 3                   MPP-NY (05/10) eF

SECTION IV - FINANCIAL DISCLOSURE
------------------------------------------------------------------------------------------------------------------------------------
(1)  Current Annual Income: (Include income from all sources before taxes)     $__________________

(2)  Liquid Net Worth:                                                         $__________________
     Liquid Net Worth is liquid assets, those than can be turned into cash quickly and easily. Include in Liquid Net Worth the amount of this investment. Exclude from Liquid Net Worth your personal property, personal residence, real estate, business equity, home furnishings and autos.

(3)  Total Existing Assets: (Choose One)
     What is the total value of all your existing assets, including            [_] $0 - $500,000         [_] $1,000,000 - $5,000,000
     investments, real estate, bank accounts, and personal property?           [_] $500,000 - $1,000,000 [_] $5,000,000 +

(4)  What is the total face value of all existing life insurance holdings?     $__________________

(5)  Number of Dependent(s):                                                   ___________________
     Includes spouse, children or other persons living with you that you support.

(6)  Tax Bracket:                                                              __________________%
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT EXPERIENCE AND OBJECTIVES

(7)  Prior Investment Experience: (Choose all that apply and indicate your years of experience.)

     [_] Stocks______years   [_] Mutual Funds______years   [_] Certificate of Deposit (CD)______years   [_] Bonds______years

     [_] Money Markets______years   [_] Other:______/______years          [_]  Annuities______years                 [_] None

(8)  Was the Asset Allocation Questionnaire used? (If "Yes," please submit a copy with your application.)   [_] Yes   [_] No
     If "Yes," what was the client's overall risk tolerance resulting from the Asset Allocation Questionnaire?

     [_] Conservative    [_] Conservative to Moderate    [_] Moderate    [_] Moderate to Aggressive    [_]  Aggressive

(9)  Describe Risk Tolerance for this contract: (Choose One)
     [_] Conservative - Generally wants minimal risk by limiting exposure to high-risk investments while still seeking some growth
     [_] Conservative to Moderate - Generally can tolerate some moderate risk in a portion of your investment while allocating a significant amount of your investment in lower risk options
     [_] Moderate - Generally can tolerate some short-term market volatility by balancing higher risk options with lower risk options
     [_] Moderate to Aggressive - Generally comfortable with market volatility in short term but seeks to soften the sharp swings in market value with some lower risk options
     [_] Aggressive - Generally not concerned with extreme price fluctuations in the market and seeks highest growth potential

(10) Describe Investment Objective for this contract: (Choose One)
     [_] Preservation of Capital - seeks income and stability, with minimal risk
     [_] Income - seeks current income over time
     [_] Growth & Income - seeks capital appreciation over long term combined with current dividend income
     [_] Growth - seeks capital appreciation over long term
     [_] Aggressive Growth - seeks maximum capital appreciation over time by investing in speculative and/or high risk securities

(11) Describe Primary Purpose for this contract: (Choose One)
     [_] Income - To satisfy income needs in the future through annuitization or withdrawals
     [_] Estate Planning - To transfer wealth to beneficiaries upon death
     [_] Wealth Accumulation - Long term accumulation of value without express desire for "retirement income" or
         "estate planning"
     [_] Retirement Planning - Long term accumulation of value specifically to meet or supplement income needs upon retirement
     [_] Other:__________________________________________________________________________________________________________

(12) How many years remain before you plan to take a significant disbursement from this account?
     (Significant should be defined as more than 10% of the account balance in any year)
     [_] less than 5 years     [_]  5 to 9 years     [_]  10 or more years

(13) Do you anticipate making a withdrawal, other than pursuant to a systematic withdrawal plan,
     before you attain age 59 1/2?                                                                        [_] Yes     [_] No

--------------------------------------------------------------------------------
MPP-ADMIN-5-10-NY                     Page 4                   MPP-NY (05/10) eF

SECTION V - REPLACEMENT AND TRANSFER             [GRAPHIC] Ensure that any required state replacement forms are completed.
------------------------------------------------------------------------------------------------------------------------------------
Number of years your new contract is subject to Withdrawal Charges:_____________ Starting at:_____________% in 1st year.
Is this an internal replacement? [_] Yes   [_] No

ANNUITY TO ANNUITY TRANSACTIONS
-------------------------------------------------------------------------------------------------------
                            PRODUCT TYPE
                             (A) Fixed
                         (B) Equity Indexed    ISSUE DATE     WITHDRAWAL     TRANSFER
#   COMPANY NAME            (C) Variable      (mm/dd/yyyy)      CHARGE        AMOUNT     DEATH BENEFIT*
-------------------------------------------------------------------------------------------------------
1                                                            $             $             $
-------------------------------------------------------------------------------------------------------
2                                                            $             $             $
-------------------------------------------------------------------------------------------------------
3                                                            $             $             $
-------------------------------------------------------------------------------------------------------
*If the client is giving up an optional Death Benefit or Death Benefit Rider the client should check "Yes" to the question below that asks if any riders or guarantees are being lost, mark "Other" in the list of Existing Guarantees and identify the guarantee. The representative should provide an explanation in the
Representative Rationale, in Section VI, Proposed Owner Certification and
Signatures.

------------------------------------------------------------------------------------------------------------------------------
                                                                              COMPANY 1         COMPANY 2         COMPANY 3
------------------------------------------------------------------------------------------------------------------------------
Are there any riders or guarantees with your existing (source) annuity which you are aware of or your representative has informed you of that, will be reduced or lost by purchasing or adding payments to the
proposed contract?                                                         [_] Yes  [_] No   [_] Yes  [_] No   [_] Yes  [_] No

[GRAPHIC] If "Yes," the section below must be completed and your representative must identify, in the Representative's Rationale, in Section VI Proposed Owner Certification and Signatures, what is being reduced or lost, what product enhancements are being gained, how you will benefit, and why this is suitable.
------------------------------------------------------------------------------------------------------------------------------
             EXISTING GUARANTEES                 BENEFIT BASE/RIDER VALUE
---------------------------------------------------------------------------
[_] Guaranteed Minimum Income Benefit            $
---------------------------------------------------------------------------
[_] Guaranteed Lifetime Withdrawal Benefit       $
---------------------------------------------------------------------------
[_] Guaranteed Withdrawal Benefit-non-lifetime   $
---------------------------------------------------------------------------
[_] Guaranteed Accumulation Benefit              $
---------------------------------------------------------------------------
[_] Other (specify)
------------------------------------------------------------------------------------------------------------------------------
The Representative's Rationale, in Section VI Proposed Owner Certification and
Signatures, to the extent relevant, should also explain the differences between the riders above and any selected riders in the proposed contract, including age/investment limitations, projected income or withdrawal amounts, costs, roll-up rates, step-ups, compounding features, dollar for dollar vs. pro rata provisions, or other cancellation/income/withdrawal provisions, or any timing considerations.
------------------------------------------------------------------------------------------------------------------------------
Were any of the existing Annuity Contracts(s) listed above purchased through your current Representative?

COMPANY 1: [_] Yes  [_] No      COMPANY 2: [_] Yes  [_] No      COMPANY 3: [_] Yes  [_] No

------------------------------------------------------------------------------------------------------------------------------
FOR VARIABLE ANNUITY TO VARIABLE ANNUITY TRANSACTIONS ONLY:                   COMPANY 1         COMPANY 2         COMPANY 3
(answer for each Company)
------------------------------------------------------------------------------------------------------------------------------
(A) Are the current annuity charges (separate account charges, mortality
& expense, administrative, riders) for your existing or source contract
lower than the annuity charges for the contract receiving the payment?     [_] Yes  [_] No   [_] Yes  [_] No   [_] Yes  [_] No

[GRAPHIC] If "YES," full details and an explanation for the transaction must be provided in "Section VI - Proposed Owner Certification and Signatures."
------------------------------------------------------------------------------------------------------------------------------
(B) Have you had, or is your representative aware (based on his/her review of your client file and other company records) that you had, any other
Deferred Variable Annuity exchanges/replacements within the preceding
36 months?                                                                 [_] Yes  [_] No   [_] Yes  [_] No   [_] Yes  [_] No
------------------------------------------------------------------------------------------------------------------------------
[GRAPHIC] If "YES," your Representative must explain on the next page why the current exchange is appropriate given the other identified exchange(s).
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MPP-ADMIN-5-10-NY                     Page 5                   MPP-NY (05/10) eF

LIFE INSURANCE TO ANNUITY TRANSACTIONS

-------------------------------------------------------------------------------------------------------
                            PRODUCT TYPE
                             (A) Fixed
                         (B) Equity Indexed    ISSUE DATE     WITHDRAWAL     TRANSFER
#   COMPANY NAME            (C) Variable      (mm/dd/yyyy)      CHARGE        AMOUNT     DEATH BENEFIT*
-------------------------------------------------------------------------------------------------------
1                                                            $             $             $
-------------------------------------------------------------------------------------------------------
2                                                            $             $             $
-------------------------------------------------------------------------------------------------------
3                                                            $             $             $
-------------------------------------------------------------------------------------------------------
Were any of the Life Insurance policies listed above purchased through your current Representative?

COMPANY 1: [_] Yes  [_] No      COMPANY 2: [_] Yes  [_] No      COMPANY 3: [_] Yes  [_] No
-------------------------------------------------------------------------------------------------------

MUTUAL FUND TO ANNUITY TRANSACTIONS

-------------------------------------------------------------------------------------------------------
                                      PURCHASE DATE                 WITHDRAWAL CHARGE
#   COMPANY NAME & FUND NAME          (mm/dd/yyyy)    SHARE CLASS         (CDSC)        TRANSFER AMOUNT
-------------------------------------------------------------------------------------------------------
1                                                                   $                   $
-------------------------------------------------------------------------------------------------------
2                                                                   $                   $
-------------------------------------------------------------------------------------------------------
3                                                                   $                   $
-------------------------------------------------------------------------------------------------------
4                                                                   $                   $
-------------------------------------------------------------------------------------------------------
5                                                                   $                   $
-------------------------------------------------------------------------------------------------------
Were any of the existing Mutual Fund(s) listed above purchased through your current Representative?

COMPANY/FUND 1: [_] Yes  [_] No     COMPANY/FUND 3: [_] Yes  [_] No     COMPANY/FUND 5: [_] Yes  [_] No
COMPANY/FUND 2: [_] Yes  [_] No     COMPANY/FUND 4: [_] Yes  [_] No

--------------------------------------------------------------------------------
MPP-ADMIN-5-10-NY                     Page 6                   MPP-NY (05/10) eF

SECTION VI - PROPOSED OWNER CERTIFICATION AND SIGNATURES
--------------------------------------------------------------------------------

REPRESENTATIVE RATIONALE:
Please explain why the proposed annuity and any riders are appropriate. What primary features and benefits of this product meet the customer's investment needs and objectives? If a replacement and/or mutual fund transfer is involved, please explain why the transaction as a whole is suitable, including why the proposed product is more advantageous for the customer than keeping the existing product(s). Please be sure to address such factors as customer needs, product features and values (including riders, death benefits and bonuses), fees and charges, including (where applicable) mortality and expense fees, investment advisor fees, rider and bonus charges, separate account charges, withdrawal/surrender/sales charges and/or penalties on the product(s) funding the proposed variable annuity, and the withdrawal/ surrender charge schedule (amount and time frame) for the proposed product. In addition, please address all "Yes" answers noted in "Section V- Replacement and Transfer." You may add an extra page if necessary.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

METLIFE EDELIVERY(R): I authorize MetLife to send documents electronically regarding my variable annuity and other insurance contracts issued by MetLife or its affiliates. I have received, read and agree to the terms of the MetLife eDelivery(R) Disclosure Agreement, which contains important information concerning this service. Election of this option will mean that no underlying fund prospectuses are required to be received by you prior to submitting this application as they will be delivered
electronically instead.                                  [_] Yes [_] No

IS THE PROPOSED OWNER A MEMBER OF THE MILITARY SERVICES OR A DEPENDENT OF A MEMBER OF MILITARY SERVICES? "Member of the military" includes persons in any of the 5 branches of the U.S. Armed Forces or in the Reserves or in the National
Guard.                                                   [_] Yes [_] No

--------------------------------------------------------------------------------
PRODUCER INSTRUCTIONS: Please mark YES for all forms that are applicable to the purchase and that were left with the client. Mark NA for any forms that are not applicable to the purchase.
OWNER/JOINT OWNER: By signing on the next page I/we hereby certify we have received the documents and disclosure forms checked YES below and understand that any marked NA are not applicable to my/our purchase.
--------------------------------------------------------------------------------
Customer Privacy Notice                                  [_] Yes [_] No
Making an Informed Decision Disclosure                   [_] Yes [_] No
Compensation Disclosure Notice                           [_] Yes [_] No  [_] N/A
Preference Premier(SM) Replacement and Transfer
   Disclosure                                            [_] Yes [_] No  [_] N/A
IRA Annuity Disclosure                                   [_] Yes [_] No  [_] N/A
Automated Investment Strategy and EDCA Program
   Explanation                                           [_] Yes [_] No  [_] N/A
Enterprise Annuity Transfer Disclosure                   [_] Yes [_] No  [_] N/A
Preference Premier(SM) Bonus Annuity Disclosure          [_] Yes [_] No  [_] N/A
Important Information for Members of the Military
   Services and their Dependents                         [_] Yes [_] No  [_] N/A
--------------------------------------------------------------------------------

..    I have been informed of various features of the variable annuity including, but not limited to the potential surrender period and surrender charges, potential tax penalties for selling or redeeming before reaching the age of 59 1/2, mortality and expense fees, investment division money manager fees, potential charges for and features of riders, the insurance and investment components, and market risk.

..    The information outlined in "Section IV - Financial Disclosure"is accurate, and the answers to the above were accurately recorded.

..    I have reviewed and agree with the information provided in the Producer
     Rationale above.

..    If a Replacement and/or Transfer is involved, I confirm that the information provided in "Section V - Replacement and Transfer"is accurate, and agree that the proposed variable annuity better meets my needs and financial objectives than the existing product(s). In addition, I understand the replacement/transfer may result in a tax consequence to me which I should discuss with my tax advisor.

..    If the application is for a non-qualified annuity contract to be owned by an entity (other than a natural person), the Applicant (authorized person) represents that the owner is a grantor trust within the meaning of sections 671 et. seq. of the Internal Revenue Code of 1986, as amended, or another entity that is acting as a mere agent for the beneficial ownership by a natural person(s) exclusively.

..    The rights of a surviving spouse to continue the annuity as defined under the Internal Revenue Code are limited to spouses under the federal law definition of spouse. The federal law defines spouses as male and female couples only and would generally not cover civil union partners.

          Owner's Signature                              Date

[GRAPHIC]
          -------------------------------------------    -----------------------

          Joint Owner's Signature                        Date

[GRAPHIC]
          -------------------------------------------    -----------------------

--------------------------------------------------------------------------------
MPP-ADMIN-5-10-NY                     Page 7                   MPP-NY (05/10) eF

SECTION VII - LIFETIME WITHDRAWAL GUARANTEE RIDER SUPPLEMENTAL APPLICATION (LWG RIDER)
--------------------------------------------------------------------------------

..    While the Lifetime GWB Rider is inforce, Purchase Payment allocations and all transfers, and reallocations of your Account Balance must meet allocation limits applicable to the Investment Divisions and other accounts included by rider as set forth in the section on Allocation, Transfer and Rebalancing. No changes to the classification of an Investment Division or other accounts included by rider will be made without the prior approval of the New York State Insurance Department. See Purchase Payment Allocation section of the application for the classification of Investment Divisions and other accounts included by rider. The initial Total Guaranteed Withdrawal Amount (TGWA) is equal to your initial Purchase Payment or your Account Balance on the Effective Date. The TGWA will be increased by the amount of each Purchase Payment made. The TGWA may not be increased above the Maximum Benefit Amount specified in the Contract Schedule.

..    The Lifetime GWB Rider Charge is equal to the Lifetime GWB Fee Rate of
     [1.25%] for the single life version and [1.50%] for the joint life version multiplied by the TGWA on each Contract Anniversary. The Lifetime GWB Fee Rate may only be changed as a result of an Automatic Step-Up, up to a Maximum Lifetime GWB Fee Rate of [1.60%] for the single life version and [1.80%] for the joint life version, provided that this rate will not exceed the rate currently applicable to the same rider available for new contract purchases at the time of Step-Up.

..    The Lifetime GWB Rider does not establish or guarantee an Account Balance or minimum return for any Investment Division. The TGWA and the Remaining Guaranteed Withdrawal Amount (RGWA) under the Lifetime GWB Rider are established for the sole purpose of determining the minimum withdrawal benefit and are not available as a lump sum for withdrawal.

..    You may cancel the Lifetime GWB Rider during the Lifetime GWB Cancellation
     Window Period which is the [30 day period following the 5th, 10th, and 15th and later Contract Anniversaries.] For cancellations taking place after the Guaranteed Principal Adjustment Eligibility Date equal to the [15th Contract Anniversary,] a Guaranteed Principal Adjustment may be added to Your Account Balance. If cancelled, the Lifetime GWB Rider will terminate and the Lifetime GWB Rider Charge and allocation limitations applicable to the Investment Divisions and other accounts included by rider will no longer apply.

..    The Lifetime GWB Rider will terminate automatically upon; 1) the date you make a full withdrawal of Your Account Balance if Your withdrawal exceeds your Annual Benefit Payment (ABP); 2) the date there are insufficient funds to deduct the Lifetime GWB Rider Charge from your Account Balance if Your withdrawal exceeds your ABP; 3) the death of the Owner or Joint Owner (or the Annuitant if the Owner is a non-natural person) unless the contract is issued under the joint life version, if available, and is continued under the spousal continuation provisions of the Contract; 4) the date You annuitize your Contract; 5) the effective date of the cancellation of the Rider; 6) change of the Owner, Joint Owner (or the Annuitant if the Owner is a non-natural owner) or primary Beneficiary under the Joint Life Version subject to our administrative procedures; 7) the termination of the Contract to which this Rider is attached; or 8) the date you assign your Contract, subject to our administrative procedures. If the Lifetime GWB Rider terminates (except for a termination due to death or cancellation), a one-time pro rata portion of the Lifetime GWB Rider Charge will apply. If the Lifetime GWB Rider terminates due to death or cancellation, the Lifetime GWB Rider Charge will no longer apply.

..    Cumulative withdrawals in any Contract Year that exceed Your ABP may reduce the total payments that the Lifetime GWB Rider guarantees that You or Your Beneficiary will receive. The TGWA will be recalculated and the ABP will be reduced to the new TWGA multiplied by the applicable Lifetime GWB
     Withdrawal Rate.

..    If a withdrawal is made that exceeds the Contract' annual Free Withdrawal
     Amount, a Withdrawal Charge may be assessed. If the withdrawal results in cumulative withdrawals for the current year equal to or less than the ABP, the Withdrawal Charge would not cause a proportional reduction to the TGWA or RGWA. The Withdrawal Charge would be deducted from the Account Balance and RGWA.

..    For IRAs and other contracts subject to Section 401(a)(9) of the Internal
     Revenue Code, You may be required to take withdrawals to fulfill minimum distribution requirements. These required distributions may be larger than the ABP. AFTER THE FIRST CONTRACT YEAR, We will increase Your ABP to equal Your required minimum distribution amount for that year, if such amounts are greater than Your ABP. YOU MUST BE ENROLLED IN THE COMPANY'S AUTOMATED REQUIRED MINIMUM DISTRIBUTION SERVICE AND THE FREQUENCY OF YOUR WITHDRAWALS MUST BE ANNUAL TO QUALIFY FOR THIS INCREASE IN THE ABP. YOU MAY NOT BE ENROLLED IN ANY OTHER SYSTEMATIC WITHDRAWAL PROGRAM. Otherwise, this rider may have limited usefulness for these required distributions and may not be appropriate because Your ABP will not be increased to the required minimum distribution amount and the total payments that the Lifetime GWB Rider guarantees You or, if available, Your Beneficiary will receive from the Contract over time may be less than the initial TGWA and may reduce the lifetime income guaranteed under this rider. You should consider whether the benefit is appropriate for your circumstances. We encourage You to consult a tax advisor to discuss withdrawals related to this matter.

--------------------------------------------------------------------------------
MPP-ADMIN-5-10-NY                     Page 8                   MPP-NY (05/10) eF

SECTION VII - LIFETIME WITHDRAWAL GUARANTEE RIDER SUPPLEMENTAL APPLICATION (LWG RIDER) - CONTINUED
--------------------------------------------------------------------------------

..    The Lifetime GWB is not available for purchase by a beneficiary under a decedent' Non-Qualified Contract or IRA (or where otherwise offered, under any other contract which is being "stretched"by a beneficiary after the death of the owner or after the death of the annuitant in certain cases). Under the tax rules, such contracts generally require distributions to commence in accordance with tax regulations by the end of the calendar year following the year of the owner' death. However, these required distributions can in certain circumstances exceed the ABP, and any such excess will have the effect of reducing the lifetime payments under the Lifetime GWB.

..    The right of a spouse to continue the contract, and all contract provisions relating to spousal continuation are only available to a person who is defined as a "spouse" under the federal Defense of Marriage Act, or any other applicable federal law. Therefore, under federal law, a purchaser who has or is contemplating a civil union or same sex marriage should note that such partner/spouse would not be able to receive continued payments upon the death of the Owner under the joint life version of the LWG.


--------------------------------------------------------------------------------
By signing below I acknowledge that I have received the appropriate product prospectus and authorize the selection of the Lifetime Withdrawal Guarantee Rider indicated above. I further acknowledge that I read and understand the Lifetime Withdrawal Guarantee Rider Supplemental Application provided above.

          Contract Owner(s)' signature and title,
          if applicable:                                        Date

[GRAPHIC]
          -----------------------------------------------       ----------------
          Joint Owners Signature (if applicable)                Date

[GRAPHIC]
          -----------------------------------------------       ----------------
          NOTE: IF YOU ARE SIGNING ON BEHALF OF ANOTHER INDIVIDUAL OR ENTITY, PLEASE INDICATE YOUR TITLE, POSITION OR STATUS (E.G., TRUSTEE, ATTORNEY-IN-FACT, GUARDIAN, CONSERVATOR, EXECUTOR, ADMINISTRATOR) FOLLOWING YOUR SIGNATURE AND CALL OUR POLICY SERVICE OFFICE FOR ADDITIONAL DOCUMENT REQUIREMENTS

--------------------------------------------------------------------------------
MPP-ADMIN-5-10-NY                     Page 9                   MPP-NY (05/10) eF

SECTION VIII - GUARANTEED MINIMUM INCOME BENEFIT PLUS RIDER SUPPLEMENTAL APPLICATION (GMIB PLUS RIDER)
--------------------------------------------------------------------------------

..    While the GMIB Plus Rider is inforce, Purchase Payment allocations and all transfers, and reallocations of your Account Balance must meet allocation limits applicable to the Investment Divisions and other accounts included by rider as set forth in the section on Allocation, Transfer and Rebalancing. No changes to the classification of a Investment Division or other accounts included by rider will be made without the prior approval of the New York State Insurance Department. See Purchase Payment Allocation section of the application for the classification of Investment Divisions and other accounts included by rider. The initial Income Base is equal to your initial Purchase Payment or Account Balance on the Effective Date. The Income Base is the greater of the contract's Highest Anniversary Value or Annual Increase Amount subject to the contractual maximums. Subsequent Purchase Payments will increase the Highest Anniversary Value and the Annual Increase Amount subject to the contractual maximums.

..    The GMIB Plus Rider Charge is equal to [.95%] multiplied by the Income Base at the end of the prior Contract Year prior to any Optional Step-Up. The charge is assessed for the prior Contract Year at each Contract Anniversary following the Effective Date.

..    The GMIB Plus Rider Charge may only be changed as a result of an Optional
     Step-up, up to a Maximum Optional Step-Up Charge equal to a rate of [1.50%] provided that this rate will not exceed the rate currently applicable to the same rider available for new contract purchases at the time of Step-Up.

..    The Income Base is established for the sole purpose of determining the minimum income benefit. The Income Base is not available for cash withdrawals and does not establish or guarantee an Account Balance or a minimum return for any Investment Division.

..    The payout rates guaranteed under this Rider are based on conservative assumptions, therefore the level of income guaranteed under this Rider is often less than the income that would be provided by annuitizing under the regular provisions of your Contract.

..    The GMIB Plus Rider will terminate upon the earliest of (a) The 30th day following the GMIB Plus Rider Termination Date shown on the Contract Schedule; (b) The date you make a full withdrawal of your Account Balance;
     (c) The date there are insufficient funds to deduct the GMIB Plus Rider Charge from your Account Balance; (d) The date you annuitize your Contract;
     (e) A change of the Owner or Joint Owner (or Annuitant if the Owner is a non-natural person), subject to our administrative procedures; (f) The date you assign your Contract, subject to our administrative procedures; (g) Death of the Owner or Joint Owner (or Annuitant if the Owner is a nonnatural person); (h) The date the Guaranteed Principal Option takes effect; or (i) Termination Option takes effect; or (i) Termination of the Contract to which this Rider is attached. If you take a full withdrawal or apply any portion of your Adjusted Account Balance to an Annuity Option, a pro rata portion of the GMIB Plus Rider Charge will be assessed based on the number of months from the last Contract Anniversary to the date of withdrawal or application to an Annuity Option. If the Guaranteed Principal Option is exercised, we will no longer deduct the GMIB Plus Rider Charge. However, if transfers or partial withdrawals result in termination of the GMIB Plus Rider, we will provide you with 30 days prior written notice to such termination with an opportunity to remedy.

..    Cumulative partial withdrawals in any Contract Year that exceed the Annual
     Increase Amount on the previous Contract Anniversary multiplied by the Dollar-for-Dollar Withdrawal Percentage will reduce the Annual Increase Amount proportionately by the Percentage Reduction in Account Balance.

..    The GMIB Plus may have limited usefulness in connection with a Qualified
     Contract, such as an IRA, in circumstances where, due to the ten year waiting period after purchase and after an Optional Step-Up/Optional Reset, the owner is unable to exercise the rider until after the required beginning date of required minimum distributions under the contract. In such event, required minimum distributions received from the contract during the 10-year waiting period will have the effect of reducing the income base either on a proportionate or dollar for dollar basis, as the case may be. This may have the effect of reducing or eliminating the value of annuity payments under the GMIB Plus. You should consider whether the benefit is appropriate for your circumstances. You should consult your tax advisor prior to electing a GMIB Plus rider.

..    The GMIB Plus is not available for purchase by a beneficiary under a decedent' Non-Qualified Contract or IRA (or where otherwise offered, under any other contract which is being "stretched" by a beneficiary after the death of the owner or after the death of the annuitant in certain cases). The GMIB Plus benefit may not be exercised until 10 years after purchase (and after and Optional Step-Up/Optional Reset), and the benefit provides guaranteed monthly Fixed Income Payments for life (or joint lives, if applicable), with payments guaranteed for 5 years. However, the tax rules require distributions prior to the end of the 10-year waiting period, commencing generally in the year after the owner' death, and also prohibit payments for as long as the beneficiary' life in certain circumstances.


--------------------------------------------------------------------------------
By signing below I acknowledge that I have received the appropriate product prospectus and authorize the selection of the Guaranteed Minimum Income Benefit Plus Rider indicated above. I further acknowledge that I read and understand the Guaranteed Minimum Income Benefit Plus Rider Supplement Application provided above.

          Contract Owner(s)' signature and title,
          if applicable:                                        Date

[GRAPHIC]
          -----------------------------------------------       ----------------

          Joint Owner Signature (if applicable)                 Date

[GRAPHIC]
          -----------------------------------------------       ----------------
          NOTE: IF YOU ARE SIGNING ON BEHALF OF ANOTHER INDIVIDUAL OR ENTITY, PLEASE INDICATE YOUR TITLE, POSITION OR STATUS (E.G., TRUSTEE, ATTORNEY-IN-FACT, GUARDIAN, CONSERVATOR, EXECUTOR, ADMINISTRATOR) FOLLOWING YOUR SIGNATURE AND CALL OUR POLICY SERVICE OFFICE FOR ADDITIONAL DOCUMENT REQUIREMENTS

--------------------------------------------------------------------------------
MPP-ADMIN-5-10-NY                     Page 10                  MPP-NY (05/10) eF

SECTION IX - SUITABILITY CONSIDERATIONS
--------------------------------------------------------------------------------

GENERAL INSTRUCTIONS: To help you determine which suitability considerations you must respond to (if any), check all boxes below that apply to your customer's contract, then proceed to any referenced questions and provide your response. USE QUESTION 13 TO ADDRESS ANY OTHER APPLICABLE SUITABILITY CONSIDERATIONS THAT ARE NOT COVERED IN QUESTIONS 1 - 12, INCLUDING THOSE IN THE DEFERRED ANNUITY SUITABILITY REFERENCE GUIDE.

[GRAPHIC] Please ensure that your responses are accurate and comprehensive, as inaccurate or insufficient responses may cause delay and/or rejection of this transaction. You may add extra pages if necessary. For additional information, please refer to the Deferred Annuity Suitability Reference Guide and/or the product prospectus.

--------------------------------------------------------------------------------
IF CUSTOMER AGE IS  AND                                              RESPOND TO
--------------------------------------------------------------------------------
                    [_]  Purpose of Contract is Estate Planning      Question 1
                    [_]  Withdrawal Time Horizon is 9 years or Less  Question 2
                    [_]  Withdrawal Age under 59 1/2                 Question 2
                    [_]  Asset Allocation Questionnaire Risk
                         Tolerance does not match Risk Tolerance
                         for this Contract                           Question 3
                    [_]  100% of Assets allocated to Fixed
                         Account/Money Market                        Question 4

ALL AGES            [_]  GMIB, GWB or LWG Rider is selected and
                         Purpose is Estate Planning or Wealth
                         Accumulation, or Risk Tolerance is
                         Conservative                                Question 5
                    [_]  Deposit is greater than 25% of Liquid
                         Net Worth AND
                         [_]  The customer's age is 0 to 54,
                              excluding any qualified
                              transfers/rollovers and replacement
                              cases OR                               Question 6
                         [_]  The customer's age is 55 to 64 OR      Question 6
                         [_]  The customer is 65 or Older, and
                              the source is not a replacement or
                              a mutual fund                          Question 6
--------------------------------------------------------------------------------
                    [_]  Purpose is Wealth Accumulation or
                         Retirement Planning                         Question 7
                    [_]  Age is 66 or Older and GMIB Rider is
                         selected                                    Question 8
65 OR OLDER         [_]  Age is 70 or Older                          Question 9
                    [_]  Age is 70 or Older and Optional Death
                         Benefit is selected                         Question 10
                    [_]  Age is 70 or Older and LWG rider is
                         selected                                    Question 11
                    [_]  Age is 75 or Older and GWB Rider is
                         selected                                    Question 12
--------------------------------------------------------------------------------

1.   PURPOSE OF CONTRACT IS ESTATE PLANNING
(a) Explain how the annuity product and riders selected help meet the customer's purpose of Estate Planning.
(b) If a Death Benefit rider has been selected, explain how the rider supports a purpose of Estate Planning.
(c) Given the customer's Estate Planning purpose, please explain any apparent contradictions if:
     .    Any income riders have been selected
     . If the customer expressed an interest in withdrawals/systematic withdrawals in the near future

RESPONSE:
          ----------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

2.   WITHDRAWAL TIME HORIZON IS 9 YEARS OR LESS OR
     WITHDRAWAL AGE UNDER 59 1/2
Explain why this annuity product is appropriate for the customer given surrender charge implications when more than 10% is withdrawn during the surrender charge period. If the customer plans to withdraw prior to age 59 1/2, specify how tax implications will be addressed.

RESPONSE:
          ----------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

3. ASSET ALLOCATION QUESTIONNAIRE RISK TOLERANCE DOES NOT MATCH RISK TOLERANCE FOR THIS CONTRACT
Explain the inconsistency between the customer's overall risk tolerance and the risk tolerance for this contract. RESPONSE:

RESPONSE:
          ----------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MPP-ADMIN-5-10-NY                     Page 11                  MPP-NY (05/10) eF

4.   100% OF ASSETS ALLOCATED TO FIXED ACCOUNT/MONEY MARKET
Explain why this allocation is appropriate for the customer. If a Fixed Product is available to the customer, explain why a Fixed Product is not a better alternative.

RESPONSE:
          ----------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5. GMIB, GWB OR LWG RIDER IS SELECTED AND PURPOSE IS ESTATE PLANNING OR WEALTH ACCUMULATION OR RISK TOLERANCE IS CONSERVATIVE
(a) The GMIB, GWB, and LWG riders are intended for income. Explain how these living benefit riders are beneficial for the customer given the customer's stated purpose of Estate Planning or Wealth Accumulation and explain the apparent contradictions.
(b) If the customer's risk tolerance is Conservative, explain how the rider is appropriate given that the rider generally helps protect against downward swings in the securities market. How does the potentially limited protection/benefit of the rider outweigh the cost?

RESPONSE:
          ----------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6.   DEPOSIT IS GREATER THAN 25% OF LIQUID NET WORTH AND
     THE CUSTOMER'S AGE IS 0 TO 54, EXCLUDING ANY QUALIFIED TRANSFERS/ROLLOVERS AND REPLACEMENT CASES OR
     THE CUSTOMER'S AGE IS 55 TO 64 OR
     THE CUSTOMER IS 65 OR OLDER, AND THE SOURCE IS NOT A REPLACEMENT OR A MUTUAL FUND
Given that the planned contribution is a large percentage of the customer's Liquid Net Worth and may be subject to withdrawal charges and tax penalties for certain withdrawals, explain any liquidity issues associated with placing these funds into the new contract. Specify all sources of income and amounts outside of this annuity that are available to meet their current and emergency needs.

RESPONSE:
          ----------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

7.   AGE IS 65 OR OLDER AND PURPOSE IS WEALTH ACCUMULATION OR RETIREMENT
     PLANNING
(a) Explain why the customer, given their age, has chosen an annuity product to meet the purpose of Wealth Accumulation or Retirement Planning.
(b) Specify why the customer is still saving funds for the long-term given their age. Specify all sources of income and amounts outside of this annuity that are available to meet their current and emergency needs.
(c) If any Death Benefit rider has been selected, explain any apparent contradiction with the stated purpose of the contract.

RESPONSE:
          ----------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MPP-ADMIN-5-10-NY                     Page 12                  MPP-NY (05/10) eF

AGE CONSIDERATIONS
--------------------------------------------------------------------------------
8.   AGE IS 66 OR OLDER AND GMIB RIDER IS SELECTED
(a) Does the customer understand that any withdrawals in excess of the rider guarantee, including Required Minimum Distribution at age 70 1/2 for IRAs/qualified contracts, will reduce the Income Base and may reduce or eliminate the annuity payments as detailed in the prospectus?
(b) Does the customer understand the holding period for the annuitization provision as detailed in the prospectus (generally 10 years after issue or any stepup)?
(c) Explain how this rider is appropriate for the customer given their age, as the annuitization provision cannot be exercised for a number of years based on specific provisions of the contract (generally 10 years).

RESPONSE:
          ----------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

9.   AGE IS 70 OR OLDER
(a) Explain how this annuity product is suitable for the customer given their age.
(b) Address whether the customer has sufficient income or other liquid funds outside of this investment to not require withdrawals from this contract during the surrender period that would exceed the Free Corridor amount. Specify all sources of income and amounts outside of this annuity that are available to meet their current and emergency needs.

RESPONSE:
          ----------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

10.  AGE IS 70 OR OLDER AND OPTIONAL DEATH BENEFIT IS SELECTED
Explain how this rider is appropriate for the customer given their age. Explain how the cost of this rider is reasonable given their age, and their expectations on market performance and the amount of income/withdrawals to be taken by the customer.

RESPONSE:
          ----------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

11.  AGE IS 70 OR OLDER AND LWG RIDER IS SELECTED
Explain how the election of the LWG rider is appropriate for the customer given his/her age. Consider in your analysis such issues as the cost of the benefit, the amount of income/withdrawals to be taken by the customer, and whether alternate income vehicles such as SPIAs were considered.

RESPONSE:
          ----------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

12.  AGE IS 75 OR OLDER AND GWB RIDER IS SELECTED
(a) Explain how this rider is appropriate for the customer given their age and detail how the rider meets the customer's income needs.
(b) Does the customer understand that the full withdrawal benefit may NOT be achieved for a specified period of time as outlined in the prospectus?

RESPONSE:
          ----------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

13. PLEASE USE THE LINES BELOW TO EXPLAIN ANY OTHER APPLICABLE SUITABILITY CONSIDERATIONS, INCLUDING THOSE IN THE DEFERRED ANNUITY SUITABILITY REFERENCE GUIDE, OR OTHERWISE, WHICH HAVE NOT BEEN ADDRESSED IN THE QUESTIONS ABOVE.
RESPONSE:
          ----------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MPP-ADMIN-5-10-NY                     Page 13                  MPP-NY (05/10) eF

SECTION X - PRODUCER(S) AND MANAGER'S REQUIRED INFORMATION
--------------------------------------------------------------------------------

WILL STEP-UP ELECTION FOR GMIB PLUS RIDER BE UTILIZED?          [_] Yes [_] No

[GRAPHIC]   If "YES," complete the Step-Up Election for GMIB Plus Rider
            Supplemental form

CERTIFICATION OF OWNER IDENTITY:

[_] I certify that I personally met with the Owner(s)/legal representative(s) of the trust and reviewed the appropriate identification documents. I certify that, to the best of my knowledge, the identification information provided by the Owner(s)/legal representative(s) of the trust is accurate.
[_] I did not meet in person with the Owner(s)/legal representative(s) of the trust or I was otherwise unable to personally review the identification documents of the Owner(s)/legal representative(s) of the trust. I certify that, to the best of my knowledge, the identification information provided by the Owner(s)/legal representative(s) of the trust, either by mail or by phone, is accurate.

STATEMENT OF PRODUCER:
..    All answers are correct to the best of my knowledge.
..    The questions answered by the customer(s) were accurately recorded.
..    I hereby certify that I have provided the Owner(s) with the documents and disclosure forms checked "Yes" in "Section VI -Proposed Owner Certification & Signatures."
..    The customer has been informed of various features of the variable annuity, including, but not limited to, the potential surrender period and surrender charges, potential tax penalties for selling or redeeming before reaching the age of 59 1/2, mortality and expense fees, investment division money manager fees, potential charges for and features of riders, the insurance and investment components, and market risk.
..    The information provided in "Section VII - Suitability Considerations" and in the Producer Rationale field of "Section VI - Proposed Owner Certification and Signatures" is accurate and addresses each question asked.
..    I have reviewed the financial situation of the Proposed Owner as disclosed and believe that a variable annuity contract would be suitable for this Proposed Owner and that he/she would benefit from certain features, such as tax-deferred growth, annuitization, or a death or living benefit.
..    I believe that this transaction as a whole, including the underlying investment divisions selected, the riders and similar enhancements, if any, are suitable for this Proposed Owner based on the information he/she has disclosed.
..    I am properly FINRA registered and licensed in the state where the Proposed
     Owner signed this application.

          Signature of Producer                                 Date
[GRAPHIC]
          --------------------------------------------------    ----------------
[GRAPHIC] Writing Producer completes Section 1. All other
          Producers complete Section 2.

Section 1
--------------------------------------------------------------------------------------------
MET DAI #    MET or NEF Sales Office #     NEF Rep #     Producer Name (Print)  Commission %
--------------------------------------------------------------------------------------------
                                                                                           %
--------------------------------------------------------------------------------------------

Section 2
--------------------------------------------------------------------------------------------
MET DAI #    MET or NEF Sales Office #     NEF Rep #     Producer Name (Print)  Commission %
--------------------------------------------------------------------------------------------
                                                                                           %
--------------------------------------------------------------------------------------------
                                                                                           %
--------------------------------------------------------------------------------------------

Commission Choice: [_] Heaped (option excluded for C Class)   [_] Semi-Levelized

If no selection is made, default will be Heaped. Once the application is signed, commission change requests cannot be made.

--------------------------------------------------------------------------------
MPP-ADMIN-5-10-NY                     Page 14                  MPP-NY (05/10) eF